                                                                    EXHIBIT 10.1

                                                                    Exhibit 10.1


                               PURCHASE AGREEMENT


                                     Between


                              ADVANTA NATIONAL BANK

                                       and

                              ADVANTA FINANCE CORP.

                               as the Originators


                                       and


                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.

                                  as Purchaser





                          Dated as of September 1, 1998

                                TABLE OF CONTENTS

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                                                                                                      Page
ARTICLE I Definitions....................................................................................1

ARTICLE II Procedures for Purchases of Mortgage Loans;  Conditions Precedent; Settlements................5
       Section 2.01.     Purchase and Sale...............................................................5
       Section 2.02.     Delivery of Documents; Purchase of Mortgage Loans...............................6
       Section 2.03.     Survival of Representations.....................................................7
       Section 2.04.     Proceeds of Mortgage Loans......................................................7
       Section 2.05.     Defective Mortgage Loans........................................................7

ARTICLE III Protective Security Interest.................................................................7

ARTICLE IV Representations and Warranties................................................................8
       Section 4.01.     Representations and Warranties of Originators...................................8
       Section 4.02.     Representations and Warranties Regarding Mortgage Loans........................10
       Section 4.03.     Representations and Warranties of Purchaser....................................10
       Section 4.04.     Remedies for Breach of Representations and Warranties; Repurchase
                         Obligation.....................................................................11

ARTICLE V Covenants and Warranties of Originators.......................................................12
       Section 5.01.     Affirmative Covenants..........................................................12
       Section 5.02.     Negative Covenants.............................................................13

ARTICLE VI Sale of Mortgage Loans by Purchaser..........................................................13

ARTICLE VII Additional Remedies.........................................................................15

ARTICLE VIII Term.......................................................................................15

ARTICLE IX Exclusive Benefit of Parties; Assignment.....................................................15

ARTICLE X Amendment; Waivers............................................................................15

ARTICLE XI Execution in Counterparts....................................................................16

ARTICLE XII Effect of Invalidity of Provisions..........................................................16

ARTICLE XIII Governing Law..............................................................................16

ARTICLE XIV Notices.....................................................................................16

ARTICLE XV Entire Agreement.............................................................................16

ARTICLE XVI Indemnities.................................................................................17

                                       i

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
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
ARTICLE XVII RESPA Obligations..........................................................................18

ARTICLE XVIII Survival..................................................................................18

ARTICLE XIX Consent to Service..........................................................................18

ARTICLE XX Submission to Jurisdiction; Waiver of Trial by Jury..........................................19

ARTICLE XXI Construction................................................................................19

ARTICLE XXII Further Assurances.........................................................................19


                             SCHEDULES AND EXHIBITS


Schedule I        Schedule Of HELOC Mortgage Loans

Schedule II       Schedule Of HLTV Mortgage Loans

Exhibit A         HELOC Mortgage Loan Representations And Warranties

Exhibit B         HLTV Mortgage Loan Representations And Warranties


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



                  THIS PURCHASE AGREEMENT (this "Agreement") is made as of September 1, 1998 between Advanta National Bank, a national banking association ("ANB"), and Advanta Finance Corp., a Nevada corporation ("AFC"), on one hand, and Advanta Mortgage Conduit Services, Inc. ("Purchaser"), on the other hand. ANB and AFC are sometimes individually referred to herein as an "Originator" and sometimes collectively referred to herein as the "Originators."

                  WHEREAS, the Originators desire to sell to Purchaser, and Purchaser desires to purchase from the Originators, the Mortgage Loans (as defined below), all in accordance with the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises, the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

                  Capitalized terms not defined herein shall have the meanings set forth in the Sale and Servicing Agreement or, if not defined therein, the Indenture. As used in this Agreement, the following terms shall have the following meanings:

                  "Additional Balance": With respect to any HELOC Mortgage Loan as of any date of determination, the aggregate amount of all Draws by the related Mortgagor subsequent to the Cut-Off Date.

                  "Assignee": With respect to any Person, any immediate or mediate assignee, pledgee or other transferee of such Person.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, any assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the recordation of the pledge of the Mortgage Loan to the Indenture Trustee for the benefit of the Noteholders.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York or in the city in which the principal corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

                  "Certificates": The trust certificates evidencing the beneficial ownership interests in Holding, substantially in the form of Exhibit A to the Holding Trust Agreement.

                  "Charged-off Loan": Any Mortgage Loan that either (i) has been Delinquent for a period of 180 consecutive days (irrespective of any grace periods) or (ii) has become a Liquidated Loan, whichever shall occur first.

                  "Class A Noteholder" or "Noteholder": A Person in whose name a Class A Note is registered in the Note Register.

                  "Class A Notes": The Class A-1 Notes and the Class A-2 Notes.

                  "Class A-1 Note": Any note executed and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit A to the Indenture.

                  "Class A-2 Note": Any note executed and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit B to the Indenture.

                  "Closing Date":  September 30, 1998.

                  "Credit Line Agreement": With respect to any HELOC Mortgage Loan, the related home equity line of credit agreement, security instrument and promissory note executed by the related Mortgagor and any amendment or modification thereof.

                  "Cut-Off Date": With respect to each Mortgage Loan (other than a Qualified Replacement Mortgage), the opening of business on September 1, 1998. [With respect to each Qualified Replacement Mortgage, the related Replacement Cut-Off Date.]

                  "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the related Cut-Off Date.

                  "Draw": With respect to any HELOC Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

                  "Event of Termination":  As defined in Article VII hereof.

                  "HELOC Mortgage": The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Credit Line Agreement.

                  "HELOC Mortgage Loan": A Mortgage Loan which is an adjustable-rate home equity revolving credit line secured by a first or junior mortgage or deed of trust on Mortgaged Property.

                  "HLTV Mortgage": The note evidencing a HLTV Mortgage or the Credit Line Agreement pursuant to which a HELOC Mortgage is issued.

                  "HLTV Mortgage Loan": A Mortgage Loan which is a fixed-rate closed-end high-loan-to-value junior Mortgage Loan under the Mortgage Notes.

                  "Holding":  Advanta Holding Trust, a Delaware business trust.

                  "Holding Trust Agreement": The trust agreement dated as of September 1, 1998 between the Sponsor and Wilmington Trust Company, as owner trustee, relating to the formation of Holding.

                  "Indenture": The Indenture dated as of September 1, 1998 between the Trust and the Indenture Trustee.

                  "Indenture Trustee": Bankers Trust Company of California, N.A. or any successor Indenture Trustee appointed in accordance with the Indenture that has accepted such appointment in accordance with the Indenture.

                  "Liquidated Loan": A Mortgage Loan with respect to which (i) the related Mortgage Property has been acquired, liquidated or foreclosed upon or (ii) the Master Servicer, in its reasonable good faith business judgment, has determined that all Liquidation Proceeds that it expects to recover have been so recovered (exclusive of the possibility of any deficiency judgment). A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or
4.10 of the Sale and Servicing Agreement is not a "Liquidated Loan."

                  "Loan Rate":  As defined in the Sale and Servicing Agreement.

                  "Losses": Any and all out-of-pocket losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements) directly incurred by any person specified in this Agreement, resulting from transactions entered into under this Agreement (other than liability for taxes). Losses must be accounted for and presented for reimbursement documented in reasonable detail and within a reasonable time.

                  "Master Servicer": Advanta Mortgage Corp. USA, a Delaware corporation, and its permitted successors and assigns.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing an underlying Mortgage Note.

                  "Mortgage File": For each Mortgage Loan, the relevant items listed in Exhibit A to the Sale and Servicing Agreement.

                  "Mortgage Loans": The mortgage loans identified in the Mortgage Loan Schedules attached hereto, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement [or the Sale and Servicing Agreement]. The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned by an Originator to Purchaser, by Purchaser to

Holding and by Holding to the Trust, in fact was not so transferred and assigned for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

                  "Mortgage Loan Schedules": Together, the schedule of HELOC Mortgage Loans attached hereto as Schedule I and the schedule of HLTV Mortgage Loans attached hereto as Schedule II.

                  "Mortgage Note": The promissory note and/or other documentation evidencing the indebtedness of a Mortgagor under a HLTV Mortgage Loan.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor": In the case of a HELOC Mortgage Loan, the obligor on the related Credit Line Agreement, and in the case of a HLTV Mortgage Loan, the obligor on the related Mortgage Note.

                  "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

                  "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Class A Noteholders, which shall be the 25th day of each month, commencing in the month following the Closing Day or, if such day is not a Business Day, then on the succeeding Business Day.

                  "Principal Balance": As to any Mortgage Loan, other than a Charged-off Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus
(ii) all collections credited as principal against the Principal Balance of such Mortgage Loan in accordance with the related Credit Line Agreement or related Mortgage Note prior to such date. For purposes of this definition, a Charged-off Loan shall be deemed to have a Principal Balance of zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Charged-off Loan and at all times thereafter.

                  "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 2.2(b), 3.3 or 3.4 of the Sale and Servicing Agreement, which (i) bears a variable rate of interest in the case of a HELOC Mortgage Loan or a fixed rate of interest in the case of a HLTV Mortgage Loan,
(ii) has a Loan Rate at least equal to the Loan Rate of the Mortgage Loan being replaced, (which, in the case of a HELOC Mortgage Loan, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the relevant Originator's credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than the Payment Date occurring in October 2021 in the case of a HELOC Mortgage Loan or October 2023 in the case of a HLTV Mortgage



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
Loan, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) is in the same lien position or better.

                  "Remittance Period": As to any Payment Date, the calendar month preceding the month of such Payment Date.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

                  "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of September 1, 1998 among the Sponsor, Holding, the Trust, the Master Servicer and the Indenture Trustee.

                  "Sponsor":  Advanta Mortgage Conduit Services, Inc.

                  "Trust": Advanta Home Equity Loan Trust 1998-B, a Delaware business trust.

                  "Trust Agreement": The trust agreement dated as of September 1, 1998 among the Sponsor, Holding and Wilmington Trust Company, as owner trustee, relating to the formation of the Trust.

                                   ARTICLE II

                   Procedures for Purchases of Mortgage Loans;
                        Conditions Precedent; Settlements

                  Section 2.01 Purchase and Sale. The Originators hereby agree to sell, assign, transfer, convey and set over to Purchaser, and Purchaser hereby agrees to purchase and acquire from the Originators, without recourse (subject to the Originators' obligations herein), on the Closing Date, all of the Originators' respective right, title and interest in and to (a) each Mortgage Loan, including its Principal Balance as of the Cut-Off Date and all collections in respect of such Mortgage Loan received on or after the Cut-Off Date (excluding any payments of accrued interest due prior to the Cut-Off Date);
(b) each Mortgaged Property that is acquired by foreclosure or deed in lieu of foreclosure; (c) all rights under any hazard insurance policies covering a Mortgaged Property; (d) all proceeds with respect to the foregoing; and (e) the Mortgage File and other documents relating to the foregoing. As full consideration for the Originators' sale, transfer, assignment and conveyance to Purchaser of all of their respective right, title and interest in and to the Mortgage Loans and other properties specified above, on the Closing Date, Purchaser shall (x) pay to or upon the order of the Originators that amount in immediately available funds equal to the Originators' pro rata share of the proceeds of the sale of the Notes, net of any underwriting discounts and other transaction costs (including the items described in Section
9.01 hereof), and (y) direct the issuance of the Certificates to or upon the order of the Originators, all in such relative proportions as the Originators shall jointly determine on or before the Closing Date.

                  Section 2.02 Delivery of Documents; Purchase of Mortgage Loans. Prior to the purchase of the Mortgage Loans:

                  (a) Each Originator shall have delivered to Purchaser or any agent appointed by Purchaser the Mortgage File for each of the Mortgage Loans.

                  (b) Purchaser shall have received copies of the Mortgage Loan Schedules.

                  (c) Purchaser shall have received copies of the resolutions of the Board of Directors of each Originator, certified by its Secretary, approving this Agreement.

                  (d) Purchaser shall have received copies of the articles of incorporation, articles of association or charter of each Originator.

                  (e) Purchaser shall have received from each Originator (i) a certificate of the Secretary or Assistant Secretary of such Originator certifying the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Originator's by-laws.

                  (f) Purchaser shall have received an opinion of counsel to each Originator as to the due authorization, execution and delivery by such Originator of this Agreement and as to the validity and enforceability of the transfers contemplated hereunder and addressing such other matters as Purchaser may reasonably request.

                  (g) Each Originator shall have instructed the applicable debtor, trustee, paying agent, authenticating agent, transfer agent, registrar, predecessor in interest, owner (if any of the Mortgage Loans are in the form of a security agreement) or servicer, if any, in respect of the related Mortgage Loans to reflect on their books and records the transfer of such Mortgage Loans to Purchaser, as owner or secured party (if any of the Mortgage Loans are in the form of a security agreement).

                  (h) Purchaser shall have received the most recent available standard servicing or lien reports in summary form, if any, with respect to all of the mortgages in each Originator's portfolio similar to the HELOC Mortgage Loans or the HLTV Mortgage Loans, as applicable.

                  (i) Purchaser shall be permitted to perform its standard loan review of each Mortgage Loan to be purchased.

                  (j) UCC-1 financing statements duly executed by each Originator as debtor shall have been filed naming Purchaser as secured party and the Indenture Trustee on behalf of the Trust as assignee.

                  Section 2.03.Survival of Representations. The terms and conditions of the purchase and sale of each Mortgage Loan shall be as set forth in this Agreement. Each Originator will be deemed on the Closing Date to have made to Purchaser the representations and warranties set forth in Article IV hereof, and such representations and warranties of such Originator shall be true and correct on and as of the Closing Date. In addition, such Originator will be deemed to have reaffirmed the representations and warranties contained in
Article IV hereof on the date of disposition of the Mortgage Loans by Purchaser pursuant to the Sale and Servicing Agreement.

                  Section 2.04.Proceeds of Mortgage Loans. The sale, assignment, transfer and conveyance hereby of all of the Originators respective right, title and interest in and to each Mortgage Loan shall include all proceeds, products and profits derived therefrom, including all scheduled payments of principal of and interest on such Mortgage Loan and other amounts due or payable or to become due or payable in respect thereof and proceeds thereof, including all monies, goods and other tangible or intangible property received upon the liquidation or sale thereof, except any payments in respect of accrued interest due prior to the Cut-Off Date.

                  Section 2.05. Defective Mortgage Loans. If any Mortgage Loan sold by an Originator hereunder is re-transferred to Purchaser pursuant to
Section 2.2(b) of the Sale and Servicing Agreement, the Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Purchase Price therefor or (b) substitute in lieu thereof a Qualified Replacement Mortgage (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

                                  ARTICLE III

                          Protective Security Interest

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) by the Originators to Purchaser as contemplated by this Agreement be construed as a sale of the Mortgage Loans by the Originators to Purchaser. It is, further, not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originators to Purchaser or any assignee or other transferee of Purchaser, including, but not limited to, the Indenture Trustee, to secure a debt or other obligation of the Originators. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) are held to be property of either or both of the Originators, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of

Article 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for herein shall be deemed to be a grant by the Originators to Purchaser of a first priority security interest in all of the Originators' right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Note Account, the Reserve Account or the Principal and Interest Account, whether in the form of cash, instruments, securities or other property;
(iii) the possession by Purchaser or any of its Assignees or their respective agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Purchaser for the purpose of perfecting such security interest under applicable law; and (v) the obligations secured by the first priority security interest described in clause (iii) above shall be deemed to include any and all obligations of Purchaser or any of its Assignees (including the Issuer) to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture). Any assignment of the interest of Purchaser under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of the Originators and Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the Indenture. Each of the Originators also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to Purchaser hereunder.

                                   ARTICLE IV

                         Representations and Warranties

                  Section 4.01.Representations and Warranties of Originators. Each of the Originators represents, warrants and covenants to Purchaser as of the Closing Date that:

                  (a) Such Originator is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Originator in any state in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement.

                  (b) Such Originator has the full corporate power and authority to originate the Mortgage Loans conveyed by it hereunder and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement; the execution, delivery and performance of this Agreement by such Originator has been duly authorized by all necessary corporate action on the part of such Originator; and this Agreement, assuming the due authorization, execution and delivery thereof by Purchaser, constitutes a legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its respective terms, except to the extent that (i) the enforceability thereof may be limited by federal or state bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Originator, the consummation by such Originator of the transactions herein contemplated, and the fulfillment by such Originator of or compliance by such Originator with the terms hereof will not (i) result in a breach of any term or provision of the charter or by-laws of such Originator or (ii) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Originator is a party or by which it may be bound, or any statute, order or regulation applicable to such Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Originator, which breach, violation, default or non-compliance would have a material adverse effect on the business, operations, financial condition, properties or assets of such Originator taken as a whole or the ability of such Originator to perform its obligations under this Agreement; and such Originator is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Originator's knowledge, would in the future reasonably be expected to materially and adversely affect, the ability of such Originator to perform its obligations under this Agreement or the business, operations, financial condition, properties or assets of such Originator taken as a whole.

                  (d) Such Originator is, and currently intends to remain, in good standing and qualified to do business in each jurisdiction where failure to be so qualified or licensed would have a material adverse effect on (i) the business, operations, financial condition, properties or assets of such Originator taken as a whole or (ii) the enforceability of any Mortgage Loan in accordance with the terms of this Agreement.

                  (e) There is no litigation pending or, to such Originator's actual knowledge, overtly threatened against such Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Originator to perform any of its other obligations hereunder in accordance with the terms hereof.

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Originator of, or compliance by such Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, such Originator has obtained the same.

                  (g) Such Originator has caused to be performed any and all acts required to preserve the rights and remedies of Purchaser in any insurance policies of such Originator applicable to the Mortgage Loans conveyed by such Originator hereunder.

                  Section 4.02.Representations and Warranties Regarding Mortgage Loans. Each Originator represents and warrants to Purchaser as of the Closing Date that, with respect to each HELOC Mortgage Loan conveyed by such Originator hereunder, each representation and warranty set forth in Exhibit A hereto is true and correct. Each Originator further represents and warrants to Purchaser as of the Closing Date that, with respect to each HLTV Mortgage Loan conveyed by such Originator hereunder, each representation and warranty set forth in Exhibit B hereto is true and correct.

                  Section 4.03. Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties, each of which representations and warranties (i) is material and being relied upon by the Originators and (ii) is true in all respects as of the date of this
Agreement:

                  (a) Purchaser has been duly organized and is validly existing as a corporation under the laws of the State of Delaware.

                  (b) Purchaser has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement to be performed by it.

                  (c) This Agreement has been duly authorized and executed by Purchaser, is valid, binding and enforceable against Purchaser in accordance with its terms, and the execution, delivery and performance by Purchaser of this Agreement does not conflict with any material term or provision of any other agreement to which Purchaser is a party or any term or provision of the Certificate of Incorporation or the By-laws of Purchaser, or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over Purchaser.

                  (d) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution and delivery by Purchaser of this Agreement.

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
                  (e) To the best knowledge of Purchaser, there is no action, proceeding or investigation pending or threatened against Purchaser before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which is likely to materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                  (f) Each purchase of the Mortgage Loans hereunder shall constitute a representation by Purchaser to Originator that Purchaser understands, and that Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, its investment in the relevant Mortgage Loans.

                  Section 4.04.Remedies for Breach of Representations and Warranties; Repurchase Obligation. It is understood and agreed that the representations and warranties set forth in Sections 4.01 and 4.02 shall survive each sale of the Mortgage Loans to Purchaser and shall inure to the benefit of Purchaser and its Assignees notwithstanding any restrictive or qualified endorsement on any related Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. With respect to the representations and warranties contained in Sections 4.01 and 4.02 which are made to the best of an Originator's knowledge or to the actual knowledge of an Originator, if it is discovered by such Originator or Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or Purchaser's interest therein, then notwithstanding such Originator's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such Originator shall repurchase the related Mortgage Loan in accordance with this Section 4.04 as if the applicable representation or warranty was breached, subject to the terms and conditions of the Sale and Servicing Agreement. Upon discovery by an Originator or Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or Purchaser's interest therein, the party discovering such breach shall give prompt written notice to the others.

                  Within 60 days of the earlier of either discovery by or notice to an Originator of any breach of a representation or warranty by such Originator which materially and adversely affects the value of any Mortgage Loan or Purchaser's interest therein, such Originator shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured or is not cured or is not being diligently pursued as evidenced by a notice acceptable to Purchaser, as evidenced by Purchaser's agreement thereto, at the end of such 60-day period, Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Purchase Price therefor or
(b) substitute in lieu thereof a Qualified Replacement Mortgage (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

                  At the time of repurchase or substitution, Purchaser and such Originator shall arrange for the assignment to such Originator of such Mortgage Loan and the delivery to such Originator of the related Mortgage File.

                  Each Originator shall indemnify and hold harmless Purchaser from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by such Originator of the representations and warranties contained in this Article IV (notwithstanding any limitation in such representation and warranty as to such Originator's knowledge). It is understood and agreed that the obligations of each Originator set forth in this Section 4.04 either to cure or to repurchase or substitute a defective Mortgage Loan and to indemnify and hold harmless Purchaser as provided in this Section 4.04 constitute the sole remedies of Purchaser respecting a breach by such Originator of the foregoing representations and warranties.

                  Any cause of action against an Originator relating to or arising out of the breach by such Originator of any representations and warranties made in Sections 4.01 and 4.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by Purchaser or notice thereof by the Originator to Purchaser, (ii) failure by the Originator to cure such breach or to repurchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Originator by Purchaser for compliance with the relevant provisions of this Agreement.

                                   ARTICLE V

                     Covenants and Warranties of Originators

                  So long as this Agreement remains in effect or any Originator has obligations hereunder, each Originator hereby covenants and agrees with Purchaser as follows:

                  Section 5.01 Affirmative Covenants.

                  (a) Such Originator shall do all things necessary to remain duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of such Originator to conduct its business or to perform its obligations under this Agreement.

                  (b) At all times during this Agreement, such Originator shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its obligations as they become due in the normal course of business.

                  (c) Such Originator shall permit Purchaser or its accountants, attorneys or other agents access to all of the books and records relating to the Mortgage

Loans purchased and retained by Purchaser for inspection and copying during normal business hours at all places where such Originator conducts business.

                  Section 5.02. Negative Covenants

                  (a) Such Originator shall not assign or attempt to assign this Agreement or any rights hereunder, without first obtaining the specific written consent of Purchaser.

                  (b) Such Originator shall not amend its articles of incorporation, articles of association or charter or its by-laws if such amendment shall have or is likely to have an adverse effect upon Purchaser or its interests under this Agreement, without the prior written consent of Purchaser.

                  (c) Such Originator shall not (i) dissolve or terminate its existence or (ii) transfer any assets to any affiliate except in the ordinary course of its business or as otherwise expressly permitted or contemplated hereby.

                  (d) Such Originator will not commit any act in violation of applicable laws or regulations promulgated pursuant thereto that relate to the Mortgage Loans or that materially and adversely affect the operations or financial conditions of such Originator.

                                   ARTICLE VI

                       Sale of Mortgage Loans by Purchaser

                  It is the intent of the parties hereto that (i) immediately after the sale of the Mortgage Loans by the Originators to Purchaser as provided herein, pursuant to the Sale and Servicing Agreement, Purchaser will sell, assign, transfer, convey and set over to Holding all of Purchaser's right, title and interest in and to the Mortgage Loans (including the other rights and properties conveyed to it hereunder), (ii) immediately after the sale of the Mortgage Loans by Purchaser to Holding, pursuant to the Sale and Servicing Agreement, Holding will sell, assign, transfer, convey and set over to the Trust all of Holding's right, title and interest in and to the Mortgage Loans, and
(iii) immediately after the sale of the Mortgage Loans by Holding to the Trust as described above, pursuant to the Indenture, the Trust will Grant to the Indenture Trustee all of the Trust's right, title and interest in and to the Mortgage Loans.

                  With respect to each such sale or other transfer, each Originator hereby agrees:

                  (a) to cooperate fully with Purchaser, Holding and the Trust with respect to all reasonable requests and due diligence procedures, including participating in meetings with rating agencies, insurers and such other parties as Purchaser shall designate and participating in meetings with Holding and the Trust and providing information reasonably requested by Holding and the Trust;

                  (b) to execute all other necessary documents to effect the transactions contemplated therein;

                  (c) to affirm the representations and warranties set forth herein regarding such Originator and the Mortgage Loans as of the date of the transfer to Holding and/or the Trust;

                  (d) to deliver to Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding such Originator, its financial condition and the mortgage loan delinquency, foreclosure and loss experience of its portfolio as is customarily set forth in a prospectus supplement with respect to a comparable mortgage pool, the underwriting of mortgage loans, the servicer, the servicing and collection of mortgage loans, lending activities and loan sales of the servicer, regulatory matters and delinquency and loss experience and any additional information reasonably requested by Purchaser, or as is otherwise reasonably requested by Purchaser and which such Originator is capable of providing without unreasonable effort or expense, and to indemnify Purchaser and its Assignees for material misstatements or omissions contained in such information;

                  (e) to deliver to Purchaser, and to any Person designated by Purchaser, such legal documents and in-house opinions of counsel as are customarily delivered by originators and reasonably determined by Purchaser to be necessary in connection with the transactions contemplated by the Sale and Servicing Agreement, it being understood that the cost of any opinions of outside special counsel that may be required shall be the responsibility of such Originator; and

                  (f) to cooperate fully with Purchaser and its Assignees with respect to the preparation of Mortgage Loan documents and other documents and with respect to servicing requirements reasonably requested by the rating agencies and insurers.

                                   ARTICLE VII

                               Additional Remedies

                  Upon the occurrence of an Event of Default under the Indenture due to an act or omission of an Originator, Purchaser and any of its Assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of any such Event of Default shall not deny to Purchaser or its Assignees any remedy to which Purchaser or its Assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.

                                  ARTICLE VIII

                                      Term

                  This Agreement shall terminate on the date of termination of the Trust as set forth in Article IX of the Trust Agreement.

                                   ARTICLE IX

                    Exclusive Benefit of Parties; Assignment

                  This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person except Holding, the Trust, the Indenture Trustee, the Noteholders and the Insurer. Neither this Agreement nor any rights hereunder may be assigned by any party hereto without the prior written consent of the others except to Holding, the Trust and the Indenture Trustee.

                                   ARTICLE X

                               Amendment; Waivers

                  This Agreement may be amended from time to time only by written agreement of the Originators and Purchaser with the prior written consent of the Insurer, which consent shall not be unreasonably withheld. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

                                   ARTICLE XI

                            Execution in Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be exchanged by facsimile, and each party hereto agrees to be bound by its own facsimile signature and to accept the facsimile signature of the other party.

                                  ARTICLE XII

                       Effect of Invalidity of Provisions

                  In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

                                  ARTICLE XIII

                                  Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its rules regarding conflict of laws.

                                   ARTICLE XIV

                                     Notices

                  Any notices, consents, directions, demands and other communications given under this Agreement (unless otherwise specified herein) shall be in writing and shall be deemed to have been duly given when personally delivered at or telecopied to the respective addresses or facsimile numbers, as the case may be, set forth on the signature page hereof for the Originators and Purchaser, or to such other address or facsimile number as either party shall give notice to the other party pursuant to this Article XIV. Notices, consents, and other communications may also be effected by first class mail, postage prepaid sent to the foregoing addresses and will be effective upon receipt by the intended recipient.

                                   ARTICLE XV

                                Entire Agreement

                  This Agreement, including the Exhibits and Schedules hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

                                  ARTICLE XVI

                                   Indemnities

                  Without limiting any other rights which Purchaser or each Originator may have hereunder or under applicable law, and in addition to any other indemnity provided hereunder, each Originator hereby agrees to indemnify Purchaser and its respective officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all Losses incurred by any of them relating to or resulting from:

                  (a) Any representation or warranty made by such Originator (or any officers, employees or agents of such Originator) under or in connection with this Agreement, any periodic report required to be furnished thereunder or any other information or document delivered by such Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (b) The failure by such Originator to (i) comply with any applicable law, rule or regulation with respect to any purchase and sale hereunder or (ii) perform or observe any material obligation or covenant hereunder; or (c) The failure by such Originator (if so requested by Purchaser) to execute and properly file, or any delay in executing and properly filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the Mortgage Loans.

                  Promptly after receipt by an Indemnified Party under this
Article XVI of notice of the commencement of any action or other proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Article XVI, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Article XVI. In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the indemnifying party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties under this Article XVI who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the Indemnified Party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                                  ARTICLE XVII

                                RESPA Obligations

                  Each Originator agrees to discharge, on Purchaser's behalf, all obligations, including all disclosure obligations, which Purchaser may have under the Real Estate Settlement Procedures Act of 1974, as amended, in connection with Purchaser's purchase from such Originator of the Mortgage Loans. Purchaser agrees to provide the Originator with such information as is reasonably necessary for the Originator to discharge such obligations and hereby appoints the Originator as its agent in its name for the purposes of, and only for the purposes of, performing such obligations. Each Originator hereby agrees to indemnify Purchaser and its respective officers, directors, agents and employees from any Losses suffered by any such party in connection with the Originator's obligations under this provision.

                                 ARTICLE XVIII

                                    Survival

                  All indemnities and undertakings of Originator and Purchaser hereunder shall survive the termination of this Agreement.

                                  ARTICLE XIX

                               Consent to Service

                  Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Article XIV hereof.

                                   ARTICLE XX

               Submission to Jurisdiction; Waiver of Trial by Jury

                  With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in Article XIX hereof or by any other lawful means. To the extent permitted by applicable law, Purchaser and the Originators each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

                                   ARTICLE XXI

                                  Construction

                  The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Articles, Sections, Schedules and Exhibits in this Agreement are to the Articles, Sections of and Schedules and Exhibits to this Agreement. The Schedules and Exhibits are hereby incorporated into and form a part of this Agreement. As used in this Agreement, any form of the word "include" shall be deemed to be followed by the words "without limitation," the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require, the singular includes the plural and vice-versa, and terms such as "herein," "hereof," "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context clearly indicates otherwise. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE XXII

                               Further Assurances

                  Each party hereto agrees to execute, acknowledge and deliver to the others such reasonable and appropriate additional documents, instruments or agreements as any of the other parties may be necessary or appropriate to effectuate the purposes of this Agreement.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                                       ADVANTA MORTGAGE CONDUIT
                                            SERVICES INC., as Purchaser



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       ADVANTA NATIONAL BANK,
                                             as an Originator



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       ADVANTA FINANCE CORP.,
                                             as Originator



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I

                        SCHEDULE OF HELOC MORTGAGE LOANS

                                   SCHEDULE II

                         SCHEDULE OF HLTV MORTGAGE LOANS

                                    EXHIBIT A

                               HELOC MORTGAGE LOAN
                         REPRESENTATIONS AND WARRANTIES


                  Each Originator represents, warrants and covenants to Purchaser that as of the Closing Day with respect to the HELOC Mortgage Loans:

                  (i) All of the original or certified documentation set forth in Section 2.1 of the Sale and Servicing Agreement (including all material documents related thereto) with respect to each HELOC Mortgage Loan has been or will be delivered to Purchaser on the Closing Day. All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the HELOC Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the HELOC Mortgage Loans;

                  (ii) As of the Closing Day with respect to the HELOC Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage and as of the date any Additional Balance is created, the information set forth in the HELOC Mortgage Loan Schedule for such HELOC Mortgage Loans is true and correct in all material respects;

                  (iii) As of the Closing Day, no more than [______%] of the related Cut-Off Date Pool Balance of the Mortgage Loans is secured by Mortgaged Properties located within any single zip code area. None of the HELOC Mortgage Loans consists of Date-of-Payment Loans;

                  (iv) The HELOC Mortgages and Credit Line Agreements have not been assigned or pledged, and Originator is the sole owner and holder of the HELOC Mortgages and Credit Line Agreements free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the Class A Noteholder of the applicable HELOC Mortgage Loan, to sell, assign or transfer the same;

                  (v) As of the Closing Day with respect to the HELOC Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or HELOC Mortgage. Neither the operation of any of the terms of each Credit Line Agreement and each HELOC Mortgage nor the exercise of any right thereunder will render either the Credit Line Agreement or the HELOC Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including, without limitation, the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (vi) No Minimum Monthly Payment is more than 59 days delinquent (measured on a contractual basis); and with respect to the HELOC Mortgage Loans no more than [____%] (by Initial Cut-Off Date Pool Balance) were 30-59 days delinquent (measured on a contractual basis);

                  (vii) As of the related Cut-Off Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, each Credit Line Agreement and each HELOC Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

                  (viii) The weighted average remaining term to maturity of the HELOC Mortgage Loans on a contractual basis as of the Initial Cut-Off Date for the Mortgage Loans is approximately [____] months. On each date that the Loan Rates have been adjusted, interest rate adjustments on the HELOC Mortgage Loans were made in compliance with the related HELOC Mortgage and Credit Line Agreement and applicable law. Over the term of each HELOC Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps for the HELOC Mortgage Loans range between [______% and _____%]. The HELOC Mortgage Loans' margins range between [______% and ____%] and the weighted average margin is approximately [______%] as of the related Cut-Off Date for the HELOC Mortgage Loans. The Loan Rates on such HELOC Mortgage Loans range between [_____% and _____%] and the weighted average Loan Rate is approximately [_____%];

                  (ix) The Credit Limits on the HELOC Mortgage Loans range between [$_______ and $_______] with an average of [_______]. As of the Cut-Off Date for the HELOC Mortgage Loans, no HELOC Mortgage Loan had a principal balance in excess of approximately [$_______] and the average principal balance of the HELOC Mortgage Loans is equal to approximately [$_______;]

                  (x) Each HELOC Mortgage Loan being transferred to the Trust is a HELOC Mortgage;

                  (xi) Each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include condominiums and townhouses but shall not include cooperatives or mobile homes attached to a foundation, or otherwise, or constitutes other than real property under applicable state law;

                  (xii) No HELOC Mortgage Loan had a Combined Loan-to-Value Ratio in excess of 125%;

                  (xiii) As of the Closing Day, each HELOC Mortgage is either a valid and subsisting first or junior lien of record on the Mortgaged Property [(subject in the case of any junior Mortgage Loan only to a Senior Lien on such Mortgaged Property)] and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related HELOC Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes, (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such HELOC Mortgage;

                  (xiv) Immediately prior to the transfer and assignment herein contemplated, Originator held good and indefeasible title to, and was the sole owner of, each HELOC Mortgage Loan conveyed by Originator (including its Cut-Off Date Pool Balance), all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Pool Balances with respect thereto, free of any liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, Purchaser will hold good and indefeasible title to, and be the sole owner of, each HELOC Mortgage Loan, free of any liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment;

                  (xv) There is no delinquent tax or assessment, lien or mechanic's lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair;

                  (xvi) Each HELOC Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws;


                  (xvii) With respect to each First Mortgage Loan, and, to the best of Originator's knowledge, with respect to each junior Mortgage Loan, a lender's title insurance policy issued in standard California Land Title Association form or American Land Title Association form or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of the HELOC Mortgage Loan and as of the Cut-Off Date, each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a HELOC Mortgage Loan as to which no title insurance policy or binder was issued.

                  (xviii) As of the Closing Day, each Credit Line Agreement is the legal, valid, binding and enforceable obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each HELOC Mortgage Loan had full legal capacity to execute all documents relating to such HELOC Mortgage Loan and convey the estate therein purported to be conveyed;

                  (xix) The terms of each Credit Line Agreement and each HELOC Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of Purchaser. The substance of any such alteration or modification is reflected on the related HELOC Schedule of Mortgage Loans and has been approved by the primary mortgage guaranty insurer, if any;

                  (xx) Except as otherwise required by law, pursuant to the statute under which the related HELOC Mortgage Loan was made, the related Credit Line Agreement is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding HELOC Mortgage;

                  (xxi) Each Mortgaged Property is located in the state identified in the HELOC Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

                  (xxii) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the HELOC Mortgage Loan or the use for which the premises were intended;

                  (xxiii) With respect to each junior Mortgage Loan, either (A) consent for such HELOC Mortgage Loan was not required by the holder of the related Senior Lien prior to the making of such HELOC Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File;

                  (xxiv) Each HELOC Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a HELOC Mortgage designated as a deed of trust, by Indenture Trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a Indenture Trustee's sale or the right to foreclose the related HELOC Mortgage;

                  (xxv) As of the Closing Day, there is no default, breach, violation or event of acceleration existing under any HELOC Mortgage or the related Credit Line Agreement and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Sponsor has not waived any default, breach, violation or event of acceleration;

                  (xxvi) To the best knowledge of Originator, all parties to the Credit Line Agreement and the HELOC Mortgage had legal capacity to execute the Credit Line Agreement and the HELOC Mortgage and each Credit Line Agreement and HELOC Mortgage have been duly and properly executed by such parties;

                  (xxvii) No selection procedures reasonably believed by Originator to be adverse to the interests of Purchaser was utilized in selecting the HELOC Mortgage Loans;

                  (xxviii) No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the HELOC Mortgage File delivered to Purchaser;

                  (xxix) With respect to each HELOC Mortgage Loan that is not a first mortgage loan, the related prior lien requires equal monthly payments. At the time of origination of each HELOC Mortgage Loan that is not a first mortgage loan, the related prior lien was not more than 30 days delinquent;

                  (xxx) All required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the HELOC Mortgages have been made, obtained or issued, as applicable;


                  (xxxi) No more than _____% of the HELOC Mortgage Loans are junior mortgage loans;

                  (xxxii) With respect to each HELOC Mortgage Loan that is not a first mortgage loan, the related prior lien does not provide for negative amortization;

                  (xxxiii) With respect to each HELOC Mortgage Loan that is not a first mortgage loan, the maturity date of the HELOC Mortgage Loan is prior to the maturity date of the related prior lien if such prior lien provides for a balloon payment; and

                  (xxxiv) Each HELOC Mortgage Loan is secured by a property having an appraised value of less than $1,500,000.

                                    EXHIBIT B

                               HLTV MORTGAGE LOAN
                         REPRESENTATIONS AND WARRANTIES


                  Each Originator represents, warrants and covenants to Purchaser that as of the Closing Day with respect to the HLTV Mortgage Loans:

                  (xxxv) The information with respect to each HLTV Loan set forth in the related HLTV Loan Schedule is true and correct as of the Cut-Off Date.

                  (xxxvi) All of the original or certified documentation required to be delivered on the Closing Date to the Indenture Trustee, with respect to each HLTV Loan has been or will be delivered to the Indenture Trustee. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the HLTV Loans for sale to prudent investors in the secondary market that invest in mortgage loans similar to the HLTV Loans.

                  (xxxvii) Each HLTV Loan is a valid and existing lien of record on the Mortgaged Property.

                  (xxxviii) Immediately prior to the transfer and assignment herein contemplated, the Sponsor held good and indefeasible title to, and was the sole owner of, each HLTV Loan conveyed by the Sponsor subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment and immediately upon receipt of each HLTV Loan, the Indenture Trustee will hold good and indefeasible title to, and will be the sole owner of each HLTV Loan, free and clear of any liens, charges, mortgages, encumbrances, or rights of others except liens which will be released immediately prior to such transfer or assignment.

                  (xxxix) As of the related Cut-Off Date, no HLTV Loan is thirty
         (30) or more days Delinquent, except for those loans the Buyer reviews during due diligence and agrees to purchase with knowledge of delinquency; there is no valid and enforceable offset, defense or counterclaim to any Mortgage Note, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or the defense of usury, nor will the operation of any of the terms of such Mortgage Note, or the exercise of any right thereunder, render either the Mortgage Note unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (xl) There is no delinquent tax or assessment lien or mechanic's lien, or claim for work, labor, or material on any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (viii) below; there is no proceeding pending or threatened or currently occurring for the total or partial condemnation of any Mortgaged Property; each Mortgaged Property is free of substantial damage and is in good repair, except for those items specifically mentioned in the appraisal, or any applicable appraisal review of any mortgaged property; each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the HLTV Loan or the use for which the premises were intended.

                  (xli) Each HLTV Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal
         Truth-in-Lending Act, the Real Estate Settlement Procedures Act, and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws. Each HLTV Loan is a Qualifying HLTV Loan and is a Non-REMICable Mortgage Loan.

                  (xlii) With respect to each HLTV Loan, a title policy, if any, or evidence of a title search, in either case from a title company authorized to transact business in the state in which the related Mortgaged Property is situated, insuring or reflecting the mortgagee's interest under the related HLTV Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage.

                  (xliii) Each Mortgaged Property is improved by a one- to four family residential dwelling, which may include, condominiums and townhouses but shall not include cooperatives; the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related HLTV Loan (together, in the case of a junior HLTV Loan, with the outstanding principal balance of any Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property.

                  (xliv) Each Mortgaged Property for an HLTV Loan is not required to have a flood insurance policy maintained with respect to it.

                  (xlv) Each Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law). The maker of such Mortgage and Note had the legal capacity to execute such Mortgage and Mortgage Note at the time such Mortgage and Mortgage Note were executed.

                  (xlvi) With respect to any Senior Lien, Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer in any Insurance Policies applicable to any HLTV Loans delivered by Seller, including any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Buyer and its assignees in care of the Master Servicer.

                  (xlvii) Interest on each Mortgage Note is calculated in accordance with the actuarial method; the terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee and which has been included in the related Mortgage File to be delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related HLTV Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any.

                  (xlviii) Except as otherwise required by law or pursuant to the statute under which the related HLTV Loan was made, the related Mortgage Note will not be secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                  (xlix) No HLTV Loan will be originated under a buydown plan; no HLTV Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature; and as of the related Cut-Off Date, no HLTV Loan had a Combined Loan-to-Value-Ratio in excess of the maximum for the related product type as set forth in the relevant Originator's applicable guidelines.

                  (l) Any advances made after the date of origination of an HLTV Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related HLTV Loan Schedule. No Mortgage Note has been modified, except as reflected on the related HLTV Loan Schedule, and evidence of any modification is in the related Mortgage File and has been supplied to the Indenture Trustee. The consolidated principal amount does not exceed the original principal amount of the related HLTV Loan. No Mortgage Note permits or obligates the Master Servicer, any Sub-Servicer or the relevant Originator or its assignees to make future advances to the related Mortgagor at the option of the Mortgagor.

                  (li) Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, subject to any escrow hold-back for improvements pending completion. All costs, fees and expenses incurred in making, closing or recording the HLTV Loans were paid.

                  (lii) All of the improvements which were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property and no improvements on adjoining properties encroach upon such Mortgaged Properties and, if a title insurance policy exists with respect to such Mortgaged Property, are stated in the title insurance policy and affirmatively insured; no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law.

                  (liii) With respect to each Mortgage on an HLTV Loan constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or its assignees under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

                  (liv) With respect to each junior HLTV Loan, either (A) no consent for such HLTV Loan was required by the holder of the related Senior Lien prior to the making of such HLTV Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

                  (lv) Each Mortgage on an HLTV Loan contains a provision for the acceleration of the payment of the unpaid principal balance of the related HLTV Loan in the event the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder; each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgaged Property.

                  (lvi) No instrument of release or waiver has been executed in connection with any HLTV Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been included in the related Mortgage File delivered to the Indenture Trustee.

                  (lvii) If a senior HLTV Loan provides for a balloon payment and has a "recast" feature, then the recast date of such senior HLTV Loan must be at least 36 months after the maturity date of each HLTV Loan which is a junior HLTV Loan.

                  (lviii) Each HLTV Loan has been originated in accordance with all required provisions of the relevant Originator's applicable guidelines; an appraisal was performed with respect to each HLTV Loan in compliance with the applicable requirements set forth in such applicable guidelines.

                  (lix) The Sponsor has no actual knowledge that there exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and

         Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

                  (lx) No mortgage reconveyance, release, satisfaction or trustee fees have been collected by the Sponsor or any Originator or paid by any Mortgagor. In addition, if there is, in Buyer's reasonable judgment, a documentation problem that would make reconveyance of satisfaction difficult, cumbersome or expensive to the Buyer, then the Sponsor shall at the Indenture Trustee's request complete the reconveyance of satisfaction of the Mortgage, including the recordation of the necessary documentation, at the Sponsor's sole cost and expense.

                  (lxi) The HLTV Loan is not in default, and all Monthly Payments due prior to the related Cut-Off Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents have been paid. The Sponsor has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the HLTV Loan. The collection practices used by each entity which has serviced the HLTV Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note.

                  (lxii) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof.

                  (lxiii) Each Mortgaged Property is located in the state identified in the HLTV Loan Schedule delivered to the Indenture Trustee and consists of one or more parcels of real property with a residential dwelling erected thereon.

                  (lxiv) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the HLTV Loan or the use for which the premises were intended.

                  (lxv) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Sponsor has not waived any default, breach, violation or event of acceleration.

                  (lxvi) The proceeds of each HLTV Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.

                  (lxvii) There is no obligation on the part of the Sponsor or any Originator to make payments in addition to those made by the Mortgagor.

                  (lxviii) There is no HLTV Loan with an "open" escrow for deferred maintenance. All escrows must be released. (lxix) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to an HLTV Loan has taken place on the part of any person, including the Mortgagor, or any party involved in the origination of the HLTV Loan or in the application of any insurance in relation to such HLTV Loan.

                  (lxx) On the Closing Date, with respect to the HTLV Mortgage Loans, ____% or more (by aggregate principal balance) of the Mortgage Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulations Section 301.7701. For this purpose a Mortgage Loan does not constitute a "real estate mortgage" if:

                  (a) The Mortgage Loan is not secured by an interest in real property, or

                  (b) The Mortgage Loan is not an "obligation principally secured by an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either test set out in paragraph (1) or paragraph (2) below.

         (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

                  (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

                  (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

                  For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

         (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 66-2/3% or more of the gross proceeds.

                  (lxxi) None of the HLTV Loans have been originated through a home improvement contractor.

                  (lxxii) None of the HLTV Loans is a retailment installment contract for goods or services and none of the HLTV Loans made for property improvement purposes was for goods and services which constitute either a "consumer credit contract" or a "purchase money loan" as such terms are defined in 16 C.F.R. Section 433.1.

                  (lxxiii) None of the Mortgage Notes constitutes "chattel paper" as such term is defined in Section 9-105(b) of the Uniform Commercial Code.

                  (lxxiv) The related Mortgage File for each Mortgage Loan contains a title document with respect to such Mortgage Loan reflecting that title to the related Mortgaged Property is vested at least 50% in the Mortgagor under such Mortgage Loan.

                                       B-7